UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Golden Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

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GOLDEN ENTERPRISES, INC.
One Golden Flake Drive
Birmingham, Alabama  35205

NOTICE OF ANNUAL MEETING

To our shareholders:

You are cordially invited to the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the “Company”) a Delaware Corporation, to be held at the general offices of  the Company, at One Golden Flake Drive, Birmingham, Alabama 35205 on September 19, 2013, at 11:00 A.M., Birmingham time, for the following purposes:

1.  To elect a Board of Directors for the ensuing year.

2.  To have an advisory vote approving the compensation of named executive officers (“say-on-pay” vote).

3.  To have an advisory vote on the frequency of future named executive officers compensation advisory votes (“say-on-frequency” vote).

4.  To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on July 26, 2013, are entitled to notice of and to vote at the meeting or any adjournment thereof.  All Stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors

Mark W. McCutcheon
Chairman

Birmingham, Alabama
August 28, 2013

HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING.  TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.  IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.

PROXY STATEMENT

GENERAL

The annual meeting of the stockholders of Golden Enterprises, Inc. (the “Company”) will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama 35205 on September 19, 2013, at 11:00 A.M.  All holders of record of common stock as of July 26, 2013, will be entitled to vote at the meeting and any adjournment thereof.

 The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be Held on September 19, 2013:  This Proxy Statement, Proxy Card, the Annual Report to Stockholders and Form 10-K are available on line at www.goldenflake.com/financial.html.

PERSONS MAKING THE SOLICITATION

This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc.  The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners in accordance with the regulations of the Securities and Exchange Commission (“SEC”).  In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, email, or personal interview at no additional compensation.

SECURITY HOLDERS ENTITLED TO VOTE

Shareholders of record of common stock of the Company at the close of business on July 26, 2013, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof.  If on July 26, 2013 your shares were registered directly in your name with our transfer agent, The Bank of New York, then you are a shareholder of record.  Each share of common stock entitles its owner to one vote.  The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on July 26, 2013 was 11,732,632 shares.

If your shares are held in street name (which means they are held of record by a broker), you must instruct your broker how to vote the shares, or your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote.  Pursuant to rules governing the voting of stock by brokers, they do not have discretionary authority to vote for either (i) the election of Directors, (ii) advisory approval of the compensation of named executive officers of the Company or (iii) advisory approval of the frequency of stockholder votes on executive compensation without instructions from the beneficial owner.  Accordingly, if your shares are held in street name, it is particularly important that you instruct your broker how you wish to vote your shares on all proposals presented at the Annual Meeting.  Additionally, if your shares are held in street name, since you are not the stockholder of record of such shares, you may not vote your shares in person at the annual meeting unless you request and obtain a valid voting proxy from your broker or other agent.

Stockholders who execute proxies retain the right to revoke them at any time before they are voted.  If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.  If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors.  If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.  Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon.  They are counted only for determining a meeting quorum.  If a shareholder attends the Annual Meeting, he or she may vote by ballot except as previously explained with regard to shares held in street name.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting at the principal executive offices of Golden Enterprises, Inc., One Golden Flake Drive, Birmingham, Alabama,  35205, on September 19, 2013, and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m. Central Time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At July 26, 2013, SYB, Inc. and the Sloan Y. Bashinsky, Sr. Marital Testamentary Trust (“Marital Testamentary Trust”) were the only persons known by the Company who beneficially owned more than 5% of the outstanding voting securities of the Company.  The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

	Amount and Nature of
Name and Address of	Beneficial Ownership (1)		Percent of
Beneficial Owner	Direct	Indirect	Class

SYB, Inc. 3432 Briarcliff Road East Birmingham, Alabama 35223	5,283,128	-0-	45.0%

Sloan Y. Bashinsky, Sr. Marital Testamentary Trust 2117 Second Avenue N. Birmingham, Alabama 35203 (2)	600,279	-0-	5.1%
_________________
(1)
An indirect beneficial owner as this term is interpreted by the SEC includes, among other things, any person who has or shares the (1) voting power, which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2)
On August 9, 2010, pursuant to the terms of the Last Will and Testament of Sloan Y. Bashinsky, Sr., the Estate of Sloan Y. Bashinsky, Sr. distributed 414,221 shares of Company stock to Joann F. Bashinsky and 600,279 shares of Company stock to the Sloan Y. Bashinsky, Sr. Marital Testamentary Trust.  The Marital Testamentary Trust owns 5.1% of the Company stock after the transfer.

Security Ownership of Management

The following table shows the shares of common stock of Golden Enterprises, Inc., beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at July 26, 2013:

	Amount and Nature of
	Beneficial Ownership (1)				Percent of
Name	Direct		Indirect		Class

J. Wallace Nall, Jr.	-0-		196,000	(2) (4)	1.7%
F. Wayne Pate	144,499		25,018	(2)(5)(6)	1.4%
Edward R. Pascoe	25,000		-0-		*
John P. McKleroy, Jr. (a) (b) (c)	40,000	(3)	-0-	(2)	*
John S. P. Samford	1,666		-0-		*
Joann F. Bashinsky (d) (e)	426,928		11,750	(2)(6)	3.7%
Mark W. McCutcheon	4,455		3,702	(2)(6)	*
William B. Morton, Jr.	-0-		-0-		*
John S. Stein, III	10,333		-0-		*
Paul Bates	5,172		4,497	(2)(6)	*
David Jones	1,607		2,217	(2)(6)	*
Patty Townsend	-0-		898	(2)(6)	*

All Directors and
Officers as a group	659,660		244,082		7.7%
__________________
*Less than one percent of class

(1)     An indirect beneficial owner as this term is interpreted by the SEC includes, among other things, any person who has or shares the (i) voting power which includes the power to vote or to direct the voting of such security, and/or (ii) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2)     Each designated director is a member of the Voting Committee created under the (i) Marital Testamentary Trust and (ii) SYB, Inc. Common Stock Trust of Sloan Y. Bashinsky, Sr. (“Bashinsky” or “Mr. Bashinsky”).  As a member of the Voting Committee, each designated director participates in the vote of the shares of common stock of the Company owned by SYB, Inc. (5,283,128 shares) and by the Marital Testamentary Trust (600,279 shares).  Patty Townsend, an officer of the Company, is also a member of the Voting Committee. The decision of the majority of the members of the Voting Committee governs how the stock is voted.  The members of the Voting Committee do not possess and specifically disclaim any beneficial ownership of the shares owned by SYB, Inc. and the Bashinsky Marital Testamentary Trust.

(3)     Includes 33,490 shares held by a 401(k) profit sharing plan and a IRA account for the benefit of John P. McKleroy, Jr.

(4)     Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President.  For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

(5)     Includes 32 shares owned by the wife of F. Wayne Pate. Except for SEC reporting purposes, Mr. Pate disclaims beneficial ownership of such shares.

(6)     Shares owned by the Golden Flake Snack Foods, Inc. 401(k) Retirement Savings Plan (the “Plan”).  Prior to August 31, 2010, the shares were owned by the Golden Flake Snack Foods, Inc. Amended and Restated Employee Stock Option Plan and Trust (“ESOP”).  The ESOP was merged into the Plan effective August 31, 2010.  ESOP shares were previously voted by a voting committee comprised of certain officers of the Company.  On merger into the Plan, all shares are voted by the Plan participants in whose accounts such shares are held.

(a)
Mr. McKleroy is a Director, Vice President and Secretary of SYB, Inc. which owns 5,283,128 shares of the Company’s stock.  Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(b)
Mr. McKleroy is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company’s stock.  Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(c)
Mr. McKleroy is a Co-Trustee of the Marital Testamentary Trust.  The Marital Testamentary Trust own 600,279 shares of the Company stock.  Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(d)
Mrs. Bashinsky is a Director, Chairman and CEO of SYB, Inc., which owns 5,283,128 shares of the Company’s stock.  Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

(e)
Mrs. Bashinsky is a Director, Chairman and CEO of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company’s stock.  Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

Each Director has the sole voting and investment power of the shares directly owned by him/her.

Voting Control

Sloan Y. Bashinsky, Sr. died on August 2, 2005.  At the time of Mr. Bashinsky’s death, he beneficially owned 6,698,172 shares of common stock of the Company which constituted voting control of the Company.  The stock beneficially owned by Mr. Bashinsky was registered in and held by the following entities:

SYB, Inc.	5,283,128 shares

SYB, Inc. as Trustee of the Sloan Y. Bashinsky, Sr. Trust dated February 16, 1982	1,000,000 shares

Bashinsky Foundation, Inc.	400,544 shares

Sloan Y. Bashinsky, Sr.	14,500 shares

As a result of Mr. Bashinsky’s death, and the probate of his will on August 12, 2005, the 1,000,000 shares held in SYB, Inc. as Trustee and the 14,500 shares held in his name passed to his Estate.  On August 9, 2010, the Personal Representatives of Mr. Bashinsky's Estate distributed 414,221 shares of Company stock to Joann F. Bashinsky and 600,279 shares of Company stock to the Marital Testamentary Trust.  SYB, Inc. and Bashinsky Foundation, Inc. have continued to own 5,283,128 shares and 400,544 shares, respectively.

Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serve as a Director and officer of Bashinsky Foundation, Inc.  The stock of the Company owned by Bashinsky Foundation, Inc. is voted by its board of directors and is not subject to the Voting Committee, as described below.

Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serve as a director and officer of SYB, Inc.  The voting stock of SYB, Inc. is vested in the SYB, Inc. Common Stock Trust and John P. McKleroy, Jr. serves as a Co-Trustee of this Trust.

John P. McKleroy, Jr. is designated under Mr. Bashinsky’s Will as a Co-Trustee of the Marital Testamentary Trust.(1)

_______________________
(1)     John S. Stein, Jr., previous Chairman of the Board, who resigned/retired from the Board on July 22, 2010, is also a Co-Trustee of the Marital Testamentary Trust.

Mr. Bashinsky’s Will and the SYB, Inc. Common Stock Trust provide that shares of the Company held by SYB, Inc. and his Marital Testamentary Trust shall be voted by a committee made up of members of the Board of Directors of the Company and one member designated by Trustees of the Marital Testamentary Trust (“Voting Committee”). Consequently, as of the date of this Proxy Statement, the 5,283,128 shares of the Company stock held by SYB, Inc. and the 600,279 shares of the Company stock held by the Marital Testamentary Trust, the combination of which constitute a majority of the stock of the Company, are voted by the Voting Committee. The Voting Committee presently consists of J. Wallace Nall Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky, Mark W. McCutcheon, Paul R. Bates and David A. Jones, all directors of the Company, along with Patty Townsend, an officer of the Company. The decision of a majority of the members of the Voting Committee governs how the stock is voted.

The Voting Committee will continue to vote the Company stock owned by SYB, Inc. (5,283,128 shares) and by the Martial Testamentary Trust (600,279 shares), respectively, until the SYB, Inc. Common Stock Trust and the Marital Testamentary Trust terminate.  The Marital Testamentary Trust will terminate upon the death of Joann F. Bashinsky and the SYB, Inc. Common Stock Trust will terminate upon the earliest to occur of the following dates:  (i) in the event the Company should be sold, five (5) years from the date of the sale of the Company, or (ii) December 31, 2020.

Upon termination of the SYB, Inc. Common Stock Trust, the assets of the Trust will be distributed generally to descendants of Sloan Y. Bashinsky, Sr. and control of the Company stock held by SYB, Inc. (5,283,128 shares) will transfer to these trust beneficiaries and the Voting Committee will cease to vote these shares.  Upon termination of the Marital Testamentary Trust and distribution of its assets, the Company stock held by the Marital Testamentary Trust will transfer to various charitable organizations and the Voting Committee will cease to vote these shares.

Due to the transfer of shares of the Company stock held by the Estate of Sloan Y. Bashinsky, Sr. to the Marital Testamentary Trust and Joann F. Bashinsky on August 9, 2010, SYB, Inc., the SYB, Inc. Common Stock Trust, the Voting Committee and Mrs. Bashinsky have filed an amended Schedule 13D with the SEC and the Company remains classified as a "controlled company."  SYB, Inc., the Martial Testamentary Trust and Joann F. Bashinsky as a group own 53.8% of the common stock of the Company.

ELECTION OF DIRECTORS

At the Annual Meeting, eleven Directors are to be elected, comprising the entire membership of the Board, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified or any earlier resignation or removal.  All nominees are presently members of the Board of Directors.  All nominees standing for reelection are currently serving as members of the Board and have consented to continue to serve if elected.  If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the Board may nominate.  The Company is not aware of any nominee who will be unable or unwilling to serve as a Director.

Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees.  In the absence of clear direction otherwise, the shares represented by your proxy will be voted FOR such election.  Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees proposed by the Board of Directors unless the Board reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board has established certain attributes that it seeks in identifying candidates/nominees for Director.  In particular, the Board desires individuals who have very high integrity, business and financial experience and deep, genuine interests in the Company.  In considering candidates for Director, the Board considers the entirety of each candidate's credentials in the context of these attributes.  In the judgment of the Company's Board as a whole, each of the following nominees possesses such attributes.

The following table shows the names of the nominees for election as directors, their respective ages as of July 26, 2013, the nominees’ principal occupation, business experience, other directorships held by such nominees, qualifications and skills considered by the Board and the period during which such nominees have served as directors of the Company.

Name and Age	Principal Occupation Business Experiences and Other Directorships	Director Since

Joann F. Bashinsky, 81
Mrs. Bashinsky is Chairman and CEO of SYB, Inc., an investment holding company, which is a principal owner of the Company. Mrs. Bashinsky served as Vice President of SYB, Inc. from 1981 until August 8, 2005, at which time she was elected Chairman and CEO.  Mrs. Bashinsky also serves as Chairman and CEO of Bashinsky Foundation, Inc., a private charitable foundation.

The Company benefits from Mrs. Bashinsky's knowledge of and long service to the Company, her service as a Director of Golden Flake Snack Foods, Inc. (“Golden Flake”), a wholly-owned subsidiary of the Company, along with the important knowledge she possesses of the Company's operations and history.

1996
Paul R. Bates, 59
Mr. Bates, has served as Executive Vice President of Sales and Marketing for Golden Flake since 1998.  He joined Golden Flake in 1979 as a route salesperson in Birmingham.  He has also been a Divisional Manager in New Orleans, Region Manager in Nashville, Sales Manager, and Vice President of Sales for Golden Flake.

Mr. Bates' long and extensive history with the Company from route salesman to Executive Vice President of Sales and Marketing and Director of Golden Flake, along with his extensive knowledge of sales and marketing in the snack foods industry is of substantial value and benefit to the Company.

2010
David A. Jones, 61
Mr. Jones has served as Executive Vice President of Operations for Golden Flake since 2002.  He joined Golden Flake in 1984 as a Department Manager of Corn and Tortilla Chips.  He has previously been the Manager of the Golden Flake Nashville manufacturing plant, plant manager of the Birmingham facility, and Vice President of Manufacturing for Golden Flake.

Mr. Jones has an extensive history with the Company and the manufacturing of the Company's snack foods.  Mr. Jones also serves as a Director of Golden Flake.  His knowledge of snack food manufacturing requirements/processes and the Company's operations is a great benefit to the Company.
2010

Mark W. McCutcheon, 58
Mr. McCutcheon is Chairman of the Board, Chief Executive Officer, and President of the Company and President of Golden Flake.  He has served as President and Chief Executive Officer of the Company since April 4, 2001 and as President of Golden Flake since November 1, 1998.  Mr. McCutcheon was elected Chairman of the Board on July 22, 2010.  He has been employed by Golden Flake since 1980.

The Company benefits from Mr. McCutcheon's experience with the Company as its President and CEO, President of Golden Flake and his extensive experience in the snack foods industry, along with Mr. McCutcheon's positive management style and operation of the Company.

1999
John P. McKleroy, Jr., 69	Mr. McKleroy is an attorney and member of Spain & Gillon, L.L.C., and general counsel for the Company. He has practiced law with Spain & Gillon, L.L.C. (or its predecessors) since 1968. Mr. McKleroy is also Vice President, Secretary and a Director of SYB, Inc. and Bashinsky Foundation, Inc. The Company benefits from Mr. McKleroy's experience as an attorney, his long-term representation and knowledge of the Company and Golden Flake and his long service to the Company as a Director and as general counsel.	1976
William B. Morton, Jr., 49
Mr. Morton is CEO and President (since 2002) of Robins & Morton, a general contracting company based in Birmingham, Alabama with significant capabilities in the latest construction technology and project management techniques.  He has been with Robins & Morton since 1988.  Mr. Morton has worked as a Field Engineer, Assistant Superintendent and Project Manager on construction projects throughout the country.  Mr. Morton also worked in various management positions in Robins & Morton's home office prior to being named its President and assuming day-to-day leadership.

Mr. Morton is nominated to serve as a Director due to his business background in working in a number of different management positions, his financial knowledge and the experience and insight he brings to the Company as the CEO and President of a company that operates throughout the United States.  Mr. Morton is also a director of Oakworth Capital Bank, a privately held financial institution headquartered in Birmingham, Alabama.
2010

J. Wallace Nall, Jr., 78	Mr. Nall is President of Nall Development Corporation and a General Partner of Nall Partnership, Ltd. He has held these positions since 1981. Nall Development Corporation is an investment holding company and Nall Partnership, Ltd. is a real estate investment and development company. The Company benefits from Mr. Nall's real estate investment and financial experience, along with Mr. Nall's knowledge of the history of the Company, his long service as a Company Director and Chairperson of the Compensation Committee.	1991
Edward R. Pascoe, 76
Mr. Pascoe is retired Chairman of the Board of Steel City Bolt & Screw, Inc. (formerly Coosa Acquisition, Inc.) which, in 1995, acquired the bolt and special fastener business owned by the Company. He served as President of Steel City Bolt & Screw, Inc. and Nall & Associates, Inc., which were wholly-owned subsidiaries of the Company, from 1972 and 1973, respectively, until 1995.

Mr. Pascoe has significant experience as a Director of the Company and Golden Flake and the Company benefits from this experience, his experience as President of former subsidiaries of the Company and Mr. Pascoe's service on the Audit Committee for eleven years.
		1971
F. Wayne Pate, 78	Mr. Pate retired as President of the Company on May 31, 2000. He served as President of the Company from November 1, 1998 until retirement. He also served as President of Golden Flake from September 20, 1991, to November 1, 1998. Mr. Pate's knowledge of the Company which he acquired as past President of the Company and Golden Flake, his over forty years of service as an employee and/or Director of Golden Flake Snack Foods, Inc. and his overall knowledge of the snack food industry are of a great benefit to the Company.	1992

John S. P. Samford, 63
Mr. Samford is President and sole owner of Samford Capital Corporation, an investment holding company which he formed in 1989.  He also serves on the Board of Directors of Southland National Insurance Corporation, a privately owned company headquartered in Tuscaloosa, Alabama and is the secretary and member of the Board of Directors of the Ford Plantation Club, a private residential and sporting development near Savannah, Georgia.

Mr. Samford's qualifications and skills include his knowledge and experience with investments, his knowledge and ability to review financial information of public companies, his long service to the Company as a Director and his service on the Audit Committee since 1989.

1984
John S. Stein III, 48
Mr. Stein is a co-founder and principal (since 2001) of Fidelis Capital, an SEC registered investment advisor based in Birmingham, Alabama.  From 2001 to 2009, Mr. Stein served as CEO of IntraMicron, Inc., a technology research, development and deployment company, and continues to serve as Chairman of the Board.  Mr. Stein is a member of the Board of Directors of Wise Metals Group, LLC, the world's third leading producer of aluminum can stock for the beverage and food industries.  Mr. Stein is also Chairman of the Board of Raycom Media, Inc. (television broadcasting) and a board member of SiO2 Medical Products, Inc. (a company developing novel parenteral containers for the pharmaceutical industries).  From 2009 to 2011, Mr. Stein served as Chairman and CEO of National Alabama Corporation, a company organized to manufacture railcars in northwest Alabama.

Mr. Stein was nominated to serve as a Director due to his business and financial background, experience in the investment banking industry, expertise and insight as a CEO of other companies, current directorship experience and his knowledge of the Company.
2010

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

CORPORATE GOVERNANCE

Controlled Company

The Company is deemed a "controlled company" within the meaning of Listing Rule 5615 of the Corporate Governance Standards of the NASDAQ Stock Market, Inc. ("NASDAQ") on which the Company's shares are traded because 53.8% of the Company's stock is owned (directly or indirectly) and/or voted by the control group (as previously described in "Voting Control" on page 6).  Controlled companies are exempt from a number of NASDAQ corporate governance standards, including the requirement to have a majority of independent directors and the requirement to have director nominees selected by a nominating committee comprised of independent directors.  Controlled companies are also exempt from the requirement to have the compensation of the company's officers determined by a compensation committee comprised of a majority of independent directors.

Director Independence

The Board has determined that Edward R. Pascoe, John S.P. Samford, John S. Stein, III and William B. Morton, Jr. are qualified as “Independent Directors” within the meaning of the director independence standards and Listing Rules of the NASDAQ and the SEC under the Exchange Act of 1934.  All other directors serve on the Voting Committee described in “Security Ownership of Management” and do not qualify as Independent Directors.

Meetings of Independent Directors

The Independent Directors meet in executive sessions (with no management directors or officers present) at least twice each year.  The Independent Directors met two times in the fiscal year ending May 31, 2013.  All Independent Directors attended both meetings.

Committees of the Board of Directors

The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors, as a controlled company, is not required to and has no standing Nominating Committee.

The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers.  The Board as a whole sets officer compensation.  The Compensation Committee consists of John S.P. Samford, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate.  The Compensation Committee met once during fiscal year 2013.  Since the Company qualifies under NASDAQ Listing/Corporate Governance Rules as a Controlled Company, the Compensation Committee is not required to meet the independence requirements of the listing standards of NASDAQ and the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

The termination of the Stock Option Plan on October 15, 2011 terminated the Stock Option Committee.  Prior to its termination, the Stock Option Committee consisted of John S.P. Samford, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate.

The Audit Committee reviews the results of the annual audit and quarterly financial statements, selects and engages the independent accountants, assesses the adequacy of the Company’s procedures in connection with financial controls and receives and considers the independent accountants’ comments as to internal controls.  The Audit Committee met separately as a committee four times during fiscal year 2013.  The Audit Committee meets with management to review each of the Company’s quarterly and annual financial statements filed on Form 10-Q and Form 10-K, prior to the filing of those reports with the SEC.  The Audit Committee’s functions include the engagement of the Company’s independent registered public accounting firm, review of the results of the audit engagement and the Company’s financial results, review of the Company’s financial statements by the independent registered public accounting firm and their opinion thereon, review of auditors’ independence, review of the effectiveness of the Company’s internal controls and similar functions and approval of all auditing and non-auditing service performed by the independent registered public accounting firm for the Company.  The Audit Committee acts pursuant to a written charter, which is reviewed annually by the Board of Directors and is available at www.goldenflake.com and is attached hereto as Schedule 1.

John S.P. Samford, Chairman, Edward R. Pascoe, William B. Morton, Jr. and John S. Stein, III constitute the Audit Committee of the Board of Directors.  The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current Listing Rules and requirements of NASDAQ and the SEC. The Board of Directors has further determined that all of the members of this committee qualify as an “audit committee financial expert” under the rules and regulations of the SEC.  The Audit Committee met four times during fiscal year 2013.  See “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS”.

Meetings of the Board of Directors and Committees

During the fiscal year ended May 31, 2013, there were four regular meetings of the Board of Directors. The Compensation Committee met once and the Audit Committee met four times during the fiscal year 2013. All directors attended all of the meetings of the Board and the Committees on which they served except for one Board member who missed one Board meeting.  All Directors attended at least 75% of the meetings of the Board of Directors and the Committees.

Compensation of Directors

During the fiscal year ended May 31, 2013, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Board Member Attendance at Annual Meetings

It is the policy of Golden Enterprises that each member of the Board shall make a reasonable effort to attend all meetings of the Board, applicable committee meetings and the Company’s annual meeting of shareholders.  All Directors attended the Annual Stockholders Meeting held last year.

Nomination of Directors

During the fiscal year ended May 31, 2013, the Company did not have a standing nominating committee.  The NASDAQ rules do not require the Company to have a nominating committee since the Company was a “controlled company” pursuant to NASDAQ Listing Rule 5615, in that more than 50% of the voting common stock of the Company was held by SYB, Inc. and the Marital Testamentary Trust, which were affiliated, and such shares are voted by a Voting Committee created under the Will/Testamentary Trust of Sloan Y. Bashinsky, Sr. and under the SYB, Inc. Common Stock Trust. The Voting Committee is comprised of J. Wallace Nall, Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky, David A. Jones, Paul R. Bates and Mark W. McCutcheon, all directors of the Company and Patty Townsend, an officer of the Company.

The Board believes that it is not necessary to have a separate nominating committee in view of the size of the Company, and the fact that the Company is a “controlled company”. Nominees for election as a director are determined by the entire Board.  The Company believes that the Board is able to fully consider and select appropriate nominees for election to the Board without delegating that responsibility to a committee or adopting formal procedures.  Candidates have traditionally been recommended to the Board by one or more of the other Directors, and there is no formal process for identifying or evaluating new Director nominees.  Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by Directors.  In nominating Directors, the Board will consider all relevant qualifications, as well as the needs of the Company and compliance with NASDAQ listing standards and SEC rules.

A shareholder who would like to recommend a candidate for Director should send a letter to Golden Enterprises, Inc., attention of the Secretary, at One Golden Flake Drive, Birmingham, Alabama  35205.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation."  The letter must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder.  Candidates should have relevant business and financial experience, and they must be able to read and understand fundamental financial statements.  All nominated candidates, if asked to do so, must evidence their willingness to serve as a Director.

Communications with the Board

Shareholders interested in communicating directly with the Board of Directors may do so by writing the Secretary of the Company, at the following address:

Board of Directors of Golden Enterprises, Inc.
C/O Corporate Secretary
One Golden Flake Drive
Birmingham, Alabama  35205

All such letters must identify the author as a shareholder.  The Secretary of Golden Enterprises, Inc. will review all such communications and forward all appropriate communications to the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Statement of Changes in Beneficial Ownership, and 5, Annual Statement of Changes in Beneficial Ownership. Based upon a review of copies of such reports, or written representations that no reports were due to be filed by Directors, Executive Officers or beneficial owners of more than ten percent of the stock of the Company, the Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2013.

Board of Directors, Duties and Committees

Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively.  The Board of Directors meets regularly four times each fiscal year to review matters affecting the Company and to act on matters requiring the Board’s approval.  It also holds special meetings whenever circumstances require and may act by unanimous written consent without a meeting.

The Company’s Board of Directors currently consists of eleven directors. Mark W. McCutcheon serves as the Chairman of the Board.  The Board of Directors met four times during the fiscal year ended May 31, 2013, all of which were regularly scheduled meetings.  In the last fiscal year, the Independent Directors met twice in executive sessions.  All directors, with the exception of one director, attended 100% of the meetings of the Board and the meetings of the committees on which they served during the fiscal year ended May 31, 2013.  One director missed one of the four scheduled meetings.  The Board has a policy expecting director attendance at all Board and committee meetings and the Company’s annual meeting of stockholders.

The Company’s Board has established an Audit Committee and Compensation Committee.  The Charter for the Audit Committee is available from the Company and is attached as Schedule 1.  The Compensation Committee has no Charter, but its duties and responsibilities are set forth in corporate minutes adopted by the Board.  In addition, the Board may from time to time establish special purpose committees.  There were no special purpose committees existing in the last fiscal year.

Board Leadership Structure and Risk Oversight

The business and affairs of the Company are managed under the direction of the Board of Directors.  The Board of Directors is led by the Chairman of the Board. This role is currently occupied by Mark W. McCutcheon, who also serves as Chief Executive Officer. The Board of Directors has determined that having Mr. McCutcheon serve as both the Chief Executive Officer and the Chairman of the Board is in the best interest of the Company and its stockholders.  The Board believes that this combination is appropriate because, in its opinion, the overseeing of Board functions is integrally related to the Chief Executive Officer's responsibility of day-to-day management of a Company this size and, that due to Mr. McCutcheon's abilities, he is also the best person to handle both duties.  The Board of Directors does not however have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make the determination regarding how to fulfill these functions based on the position and direction of the Company and the qualifications of the CEO and Board members.  A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

The Board of Directors as a whole establishes the Company’s overall policies and standards, reviews the performance of management and considers overall risk regarding operations and goals and how those risks are being managed.  The Board believes that effective risk management and control processes are critical to the Company's ability to manage the challenges that the Company faces. Management is responsible for implementing the Company's risk assessment and management functions and for reporting to the Board on its processes and assessments with respect to the management of risk. The Board, in turn, is responsible for overseeing management's risk functions. The Audit Committee monitors the processes by which management assesses and manages risk. Management meets with, or provides reports to, the Company's Audit Committee at least once per quarter to review the Company's risk profile and other risk topics. In addition, the Chief Financial Officer meets at least quarterly with the Audit Committee and the full Board to discuss the Company's financial risk, results and financial forecasts. The Compensation Committee and the Board as a whole assess the risks that the Company's overall compensation goals and objectives, as well as any compensation or other programs that are reasonably likely to create a material risk to the Company.

Corporate Governance Documents

Certain documents relating to corporate governance matters are available on the Company website at www.goldenflake.com.  These corporate governance documents include, among others, the following:

●	Charter for the Audit Committee of the Board;
●	Code of Business Conduct and Ethics;
●	Complaint Procedures for Accounting and Accounting Matters; and
●	Disclosure Controls and Procedures.

Stockholders may also obtain a copy of these documents free of charge by contacting Patty Townsend, Chief Financial Officer, by email at ptownsend@goldenflake.com or by telephone at (205) 323-6161.  The Charter for the Audit Committee of the Board is attached hereto as Schedule 1.

Director Independence

Of the eleven directors currently serving on the Board of Directors, the Board has determined that Messrs Pascoe, Samford, Morton and Stein are “Independent Directors” as defined in the rules of the NASDAQ Stock Market, Inc. (NASDAQ) Listing Rules and the SEC.  As a Controlled Company, as previously discussed, the Company is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of Independent Directors on the Board of Directors, an Independent Compensation Committee or a Standing Nominating/Corporate Governance Committee or committees performing similar function.

All members of the Audit Committee must be Independent Directors as defined by NASDAQ Policies and Practices and the SEC.  The Company’s four Independent Directors serve on the Audit Committee, with Mr. Samford serving as Chairman.

Policies and Practices

The Company’s policies and practices reflect corporate governance initiatives that comply with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including the following:

●	All members of the Audit Committee are independent;

●	The Charter of the Audit Committee establishes the Committee’s duties and responsibilities;

●	The independent members of the Company’s Board of Directors meet regularly (“executive sessions”) without the presence of management;

●	The Company has a policy for attendance of Board members at both regular Board and committee meetings and shareholder meetings;

●	The Company has adopted a Code of Conduct and Ethics;

●	The Company has adopted Disclosure Controls and Procedures which establishes a committee for regular evaluation of internal company disclosure control and procedures;

●	The Company has procedures in place for the anonymous submission to the Audit Committee of employee and third party complaints on accounting, internal accounting controls or auditing matters;

●	The Company has policies and procedures for stockholders to communicate directly with the Board of Directors; and

●	The Audit Committee must review, approve and/or ratify all related party transactions.

EXECUTIVE COMPENSATION

The Objectives of the Executive Compensation Program

The Compensation Committee is responsible for establishing and administering the Company’s policies governing the compensation for the Executive Officers.  All actions of the Compensation Committee must be approved by the Board of Directors.  Because the Company qualifies as a Controlled Company pursuant to the exception of NASDAQ Listing Rule 5615, the Compensation Committee is composed of both independent and non-independent directors.  See “Committees of the Board of Directors” above.

The purpose of the Company’s executive compensation program is to attract, retain and motivate qualified executives to manage the business so as to maximize profits and stockholder value.  No outside consultants have been used to evaluate or determine compensation.  Executive compensation in the aggregate is made up principally of the executive’s annual base salary, a bonus based upon operating earnings and Company perquisites or benefits.  The Compensation Committee annually considers and makes recommendations to the Board as to executive compensation including changes in base salary and cash incentive bonuses.  Stock options and awards of stock under the Long Term Incentive Plan (“Plan”) have been granted from time to time by the Stock Option Committee, which was composed of the same members as the Compensation Committee, however, the Plan terminated and all options expired on October 15, 2011.

Consistent with the above-noted purpose of the executive compensation program, in recommending the aggregate annual compensation of Executive Officers, the Compensation Committee considers the individual contribution and performance of the executive, the Company’s overall performance and the total return to stockholders. The Company’s executive compensation program focuses on strategic plans, corporate performance measures, and specific corporate goals. The corporate performance measures which the Compensation Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years.

The Compensation Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive’s aggregate compensation. It considers corporate and personal performance criteria and the economic environment, changes in the cost of living, competitive compensation levels and the recommendations of management. The Compensation Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

Base Salary

The Board of Directors, upon recommendation of the Compensation Committee sets base salaries for the Company's executive officers at levels which the Company believes are fair and reasonable based on the scope of the executive officer's individual responsibilities, taking into account competitive market compensation paid by other companies for similar positions.  With our named executive officers, we set base salaries based on level of responsibility, span of control and experience.  Base salaries are reviewed annually, as well as at the time of hire, promotion or changes in responsibility.  Base salaries may also be adjusted from time to time to realign salaries with market levels.  Base salary changes also impact bonus amounts and actual bonus payouts.

Discretionary Performance-Based Bonus

The Board of Directors, upon recommendation of the Compensation Committee, has the authority to award performance-based bonuses to our executive officers payable in cash.  The Board of Directors, upon recommendation of the Compensation Committee, has utilized a formula adopted at the beginning of the year for determining bonuses, which is based on performance of the Company during the fiscal year.  There is no requirement that the Board continue using this formula for the payment of bonuses.

Performance Measurement

Annual, performance-based awards are intended to compensate executive officers for achieving Company-wide financial goals and objectives.  These objectives relate to general profitability factors.

Generally, performance bonuses are accrued on a quarterly basis with seventy-five percent (75%) of the accrued amount paid after the end of the each of the first three quarters with the remainder of the final accrued amount paid after the end of the fiscal year when audited annual financial statements are received.  All bonuses are subject to “claw-back” provisions in the event of certain actions of the officers.

The formula used for bonuses focuses on net operating profits (excluding certain extraordinary items) of the Company which exceed a required equity return on investments to determine the amount of bonuses. The bonuses provide for a percentage bonus on net profits up to a set net profit amount (excluding extraordinary items) and a different, smaller percentage bonus on net profits in excess of the set net profit amount (excluding extraordinary items).

Perquisites and Benefits

Other than the use of a Company car, the Company generally does not have programs to provide personal perquisites or executive benefits solely to execute officers.  The exception is that Mr. McCutcheon, as CEO of the Company, is provided a nonqualified salary continuation plan which is generally payable beginning at retirement, disability or death, Company-provided life insurance and healthcare reimbursement.  Our executive officers are eligible to participate in the same benefit programs as all other employees.  These benefits include the following:

•	Medical and dental care plans	•	Flexible Spending Accounts for healthcare and dependent care spending

•	Life accidental death and dismemberment and disability insurance	•	401(k) plan

•	Paid time off	•	Non Qualified Plan (Benefit and Savings Plan)

Consistent with the Company’s compensation philosophy, the Company intends to maintain its current benefits for its executive officers.  However, the Board of Directors in its discretion may revise, amend, delete or add to the executive officers' benefits if it deems it advisable.

Employment Agreements, Severance Benefits and Change in Control Provisions

The Company has a non-qualified Salary Continuation Plan established for the benefit of the Company’s Chief Executive Officer, Mark W. McCutcheon. The Company entered into this Salary Continuation Plan, on May 15, 2002, to ensure the performance of his role in the Company for an extended period of time. In addition, the Company also considered the critical nature of the position and the Company’s need to retain him when it committed to establish this plan. The Salary Continuation Plan provides for payments of up to $120,000 per year, as adjusted for inflation, for 15 years following death or retirement at age 65.  Payments under the Salary Continuation Plan, subject to certain exceptions, are contingent upon Mr. McCutcheon remaining employed with the Company until death, disability or retirement from the Company at or after age 65.  In the event of disability prior to retirement, the yearly benefit of $120,000 is reduced by any payments of social security disability benefits and long term disability benefits which were funded or provided by the Company.  The Salary Continuation Plan may be amended or terminated by the Company’s Board of Directors, except that in the event of a change of control in the Company, the Salary Continuation Plan becomes irrevocable.  The Plan is funded in part with life insurance on the life of Mr. McCutcheon.

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the fiscal years 2012, and 2013 earned by or paid to the Chief Executive Officer, Chief Financial Officer and the other most highly compensated Executive Officers whose total compensation exceeded $100,000.

		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earning	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)(1)	($)

Mark W. McCutcheon (a)	2013	$311,000	$50,539	---	---	---	---	$171,599	$533,139
President and	2012	$298,000	$47,506	---	---	---	---	$107,728	$453,224
Chief Executive Officer and President of Golden Flake Snack Foods, Inc.

Randy Bates (b)	2013	$210,000	$37,905	---	---	---	---	$25,284	$273,188
Executive Vice President	2012	$200,000	$35,629	---	---	---	---	$23,036	$258,665
of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc.

David Jones (c)	2013	$210,000	$37,905	---	---	---	---	$27,890	$275,795
Executive Vice President	2012	$200,000	$35,629	---	---	---	---	$25,719	$261,348
of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc.

Patty Townsend (d)	2013	$170,000	$37,905	---	---	---	---	$23,374	$231,278
Chief Financial Officer	2012	$160,000	$35,629	---	---	---	---	$21,199	$216,828
Vice President and Secretary

(1)	The compensation represented by the amounts set forth in the All Other Compensation column is detailed in the following table, except as noted:

2013	Company	Salary		Golden
	Contributions	Continuation		Flake			Company	Total
	to 401(k)	Plan Accruals		Director			Paid Life	All Other
Name	($)	($)		Fees	Perquisites	(4)	Insurance	Compensation

Mark W. McCutcheon	$2,500	$131,804	(2)	$6,000	$30,470		$826	$171,599	(3)
Randy Bates	$2,100	---		$6,000	$16,668		$516	$25,284	(3)
David Jones	$2,100	---		$6,000	$18,998		$792	$27,890	(3)
Patty Townsend	$850	---		$6,000	$16,248		$276	$23,374

2012	Company	Salary		Golden
	Contributions	Continuation		Flake			Company	Total
	to 401(k)	Plan Accruals		Director			Paid Life	All Other
Name	($)	($)		Fees	Perquisites	(4)	Insurance	Compensation

Mark W. McCutcheon	$2,450	$67,337	(2)	$6,000	$31,528		$413	$107,728	(3)
Randy Bates	$2,132	---		$6,000	$14,646		$258	$23,036	(3)
David Jones	$2,158	---		$6,000	$17,303		$258	$25,719	(3)
Patty Townsend	$800	---		$6,000	$14,141		$258	$21,199

(2)
Amounts set forth as Salary Continuation Plan Accruals and any receipt thereof by Mr. McCutcheon in the future are subject to the requirements, conditions and continuation of the Salary Continuation Plan as described on Page 19.

(3)	Total All Other Compensation does not include Golden Enterprises, Inc. Director fees shown on Page 22.
(4)	The compensation represented by the amounts set forth in the perquisites column is detailed in the following table:

2013 Perquisites

Name	Health Care Reim		Company Car Allowance	LTD Insurance	Company Contributions 401(k) Mirror Plan Match	Total Perquisites

Mark W. McCutcheon		$8,014	$2,210	$2,829	$17,416	$30,470
Randy Bates	$	---	$2,620	$1,926	$12,121	$16,668
David Jones	$	---	$4,781	$1,944	$12,273	$18,998
Patty Townsend	$	---	$4,917	$1,631	$9,701	$16,248

2012 Perquisites

Name	Health Care Reim		Company Car Allowance	LTD Insurance	Company Contributions 401(k) Mirror Plan Match	Total Perquisites

Mark W. McCutcheon		$9,729	$2,729	$2,558	$16,512	$31,528
Randy Bates	$	---	$2,228	$1,740	$10,678	$14,646
David Jones	$	---	$4,726	$1,759	$10,818	$17,303
Patty Townsend	$	---	$4,429	$1,431	$8,231	$14,141

(a)	Mark W. McCutcheon has served as President and Chief Executive Officer of the Company since April 4, 2001. He has served as President of Golden Flake Snack Foods, Inc. since November 1, 1998.

(b)	Randy Bates has served as Executive Vice President of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc. since October 26, 1998.

(c)
David Jones has served as Executive Vice President of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc. since May 20, 2002.  He was Vice President of Manufacturing from 1998 to 2002 and Vice President of Operations from 2000 to 2002.

(d)	Patty Townsend has served as Chief Financial Officer, Vice-President and Secretary of the Company since March 1, 2004.

Outstanding Equity Awards

There are no outstanding equity awards.

Compensation of Directors

During the fiscal year ended May 31, 2013, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

The following table sets forth certain information with respect to directors compensation for the 2013 fiscal year.  Amounts paid to executive officers are included in the previous table setting forth executive officer compensation.

Directors Compensation

Name	Fees earned or paid in Cash	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other compensation	Total
	($)	($)	($)	($)	($)	($)	($)

Joann F.	$10,000						$10,000
Bashinsky
Paul R.	$8,000						$8,000
Bates
David A.	$8,000						$8,000
Jones
Mark W.	$8,000						$8,000
McCutcheon
John P.	$11,600						$11,600
McKleroy, Jr.
William B.	$12,600						$12,600
Morton, Jr.
J. Wallace	$13,600						$13,600
Nall, Jr.
Edward R.	$14,600						$14,600
Pascoe
F. Wayne	$13,600						$13,600
Pate
John S.P.	$17,600						$17,600
Samford
John S.	$15,600						$15,600
Stein, III

James I. Rotenstreich, as Director Emeritus, was paid Four Thousand Dollars ($4,000) for attending Directors meetings.  John S. Stein was paid One Thousand Dollars ($1,000) as Director Emeritus.

The following table provides compensation information for the year ended May 31, 2013 for each of the independent members of the Board.

Total Director Compensation
Name	($)

Edward R. Pascoe	$14,600
John S.P. Samford	$17,600

John S. Stein, III	$15,600
William B. Morton, Jr.	$12,600

Indemnification Arrangements

The Company’s Certificate of Incorporation provides that the Company indemnify and hold harmless each of its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with services rendered by such directors or officers to or on behalf of the Company.

The Certificate of Incorporation also provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of the fiduciary duty of care as a director. This provision does not eliminate or limit the liability of a director:

●	for breach of his or her duty of loyalty to the Company or to the stockholders;
●	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
●	under Section 174 of the Delaware General Corporation Law (relating to unlawful payments of dividends or unlawful stock repurchases or redemptions); or
●	for any improper benefit.

The Company has executed with each Director a written Indemnification Agreement which includes the items set forth above.

The Company maintains Officer and Director's Insurance to protect and benefit the Company and Directors.

Notwithstanding the Indemnification arrangements stated above, indemnification for certain liabilities under the Federal Securities Acts may be deemed by the SEC as against public policy and unenforceable.

CERTAIN RELATED PARTY TRANSACTIONS

During the fiscal year ended May 31, 2013, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary for which it was paid legal fees of $208,148. The firm will continue to perform legal services for the current fiscal year.

The Company believes that the related party transaction was on terms equal to or better than those available from unaffiliated third parties.

The Audit Committee Charter requires that the Audit Committee review and approve or ratify all related party transactions.  Accordingly, the Audit Committee reviewed, approved and ratified the above-described related party transaction.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviews with the independent auditors, the Company’s Chief Financial Officer and the Company’s general counsel the results of the independent auditor’s annual report on the Company’s financial statements. The Audit Committee selects and engages the Company’s independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee’s duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended May 31, 2013 with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 380 (“AS 380”).  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Audit Committee has also discussed with the management of the Company and the independent auditors, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman PLLP, as described on Pages 24-25 hereof is compatible with maintaining Dudley, Hopton-Jones, Sims and Freeman PLLP’s independence.

The Audit Committee recognizes the importance of maintaining the independence of the Company's independent registered public accountants.  Consistent with its Charter, the Audit Committee has evaluated Dudley, Hopton-Jones, Sims & Freeman PLLP's qualifications, performance, and independence, including that of the lead audit partner.  In addition, Dudley, Hopton-Jones, Sims & Freeman PLLP has provided the Audit Committee with a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence and the Audit Committee has engaged in dialogue with Dudley, Hopton-Jones, Sims & Freeman PLLP about their independence.

The Audit Committee reviewed, approved and ratified the related party transactions set forth and described in “Certain Related Party Transactions” on Page 23 hereof.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Golden Enterprises, Inc.

Members of the Audit Committee: John S. P. Samford, Edward R. Pascoe, William B. Morton, Jr. and John S. Stein, III.

INDEPENDENT ACCOUNTANTS

Dudley, Hopton-Jones, Sims & Freeman PLLP, Certified Public Accountants (“Dudley, Hopton-Jones”) were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the Company’s financial statements for the fiscal year ended May 31, 2013.  Dudley, Hopton-Jones has served as independent auditors to the Company since 1977.  Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

During the fiscal years ended 2013 and 2012, Dudley, Hopton-Jones provided various audit and non-audit services to the Company and its subsidiary.  As part of their services as the Company’s auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary  and also reviewed the Company’s Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

Fees billed by Dudley, Hopton-Jones:

The following table shows information about fees billed to the Company by Dudley, Hopton-Jones.

	FYE 2013	FYE 2012
Audit Fees (1)	$119,335	$118,250
Audit Related Fees (2)	-0-	-0-
Tax Fees (3)	22,500	47,500
All Other Fees (4)	-0-	-0-

Total Fees	$141,835	$165,750

_____________________
(1) Current FYE 2013 audit fees consist of the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and for the timely reviews of quarterly financial statements and assistance with the review of documents filed with the SEC.

(2) Audit related fees consist of the aggregate fees billed for audit of the Company’s and the Company’s subsidiary employee benefit plans.

(3) Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance including tax planning, tax advice, the preparation of tax returns, audit of tax returns, and claims for refunds.

(4) All other fees:  Dudley, Hopton-Jones did not provide any other services to the Company than those described above nor were there any other fees billed to the Company than those described above.
_____________________

The Audit Committee is required by its policy to pre-approve all services to be rendered by the Company’s Independent Auditors prior to performance of such services.  Pre-approval of services may be done in one of two ways, specific pre-approval or general pre-approval.  With the use of specific pre-approval, the Audit Committee must specifically pre-approve the services that are to be rendered by the Independent Auditors prior to their engagement to render such services.  The Audit Committee has elected to implement the specific pre-approved policy and procedure.  As a result, all services provided by the Independent Auditors must be specifically pre-approved by the Audit Committee.

The services of the Independent Auditors described above were specifically pre-approved by the Audit Committee prior to the engagement of the Independent Auditors to render such services.

The Company has not selected the principal accountants to audit its financial statements for the current fiscal year.  It is the Company’s policy to select its principal accountants after the preceding year’s audit has been completed and the Company has had time to consider the selection.

Carr, Riggs & Ingram, LLC, Certified Public Accountants were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the employee benefit plans of the Company and the Company’s subsidiary (“Employee Benefit Plans”).  In addition, Carr, Riggs & Ingram was also used to handle certain consulting matters for the Company.  The Audit Committee specifically pre-approved the use of Carr, Riggs and Ingram to perform audit services for the Employee Benefit Plans for the fiscal year ended May 31, 2013 along with the 2014 fiscal year.

Fees billed by Carr, Riggs & Ingram:

The following table shows information about fees billed to the Company by Carr, Riggs & Ingram.

	FYE 2013	FYE 2012
Audit Related Fees (1)	$20,578	$29,000
All Other Fees (2)	1,316	1,750
Total Fees
	$21,894	$30,750

(1) Audit related fees consist of the aggregate fees billed for audit of the Company’s and the Company’s subsidiary employee benefit plans

(2) All other fees:  Carr, Riggs & Ingram provided consulting services to the Company other than those described above.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as disclosed under “Executive Compensation” on Pages 17 to 21 in this Proxy Statement in accordance with SEC rules (the “say-on-pay” vote).  Because it is a Smaller Reporting Company, this is the first year that the Company is required to seek this advisory vote.

As described in “Objectives of the Executive Compensation Program”, our executive compensation policy is designed to enable the Company to attract, retain and motivate qualified executives so as to maximize profits and stockholder value.  Our intent is to provide fair and equitable compensation to our named executives as described and detailed under the heading “Summary Compensation Table” as well as the preceding narrative disclosure in “Executive Compensation”.

We are requesting shareholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement, including the disclosures under “Executive Compensation,” the compensation tables, and the related information and discussion.  The vote is intended to address the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

The vote is advisory and therefore not binding on the Company or the Board.  However, we value the opinions of our shareholders, and we will carefully consider the outcome of the advisory vote on executive compensation when making future compensation decisions.

The Board of Directors is asking our stockholders to approve the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers for fiscal year 2013, as disclosed in the 2013 Proxy Statement pursuant to the compensation disclosure rules of the SEC, under the headings “Executive Compensation”, “Summary Compensation Table”, and related information and discussion contained therein, is hereby approved.”

The affirmative vote of a majority of the votes cast is required for advisory approval of the foregoing non-binding resolution.  The Board of Directors recommends a vote FOR the resolution approving the compensation of the Company’s named executives.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE NAMED EXECUTIVE OFFICER
COMPENSATION ADVISORY VOTES

In Proposal 2 above, the Company is providing stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. In this Proposal 3, the Company is asking stockholders to cast a non-binding advisory vote regarding the frequency of future "say-on-pay" votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which may be referred to as a "say-on-frequency" proposal, also is required by the Dodd-Frank Act. Under a transition period provided by the SEC's rules implementing the Dodd-Frank Act, Smaller Reporting Companies were not required to include a "say-on-frequency" proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. Accordingly, this annual meeting will be the first time we present our stockholders with a "say-on-frequency" proposal.

Because this proposal calls for a non-binding advisory vote, it will not be binding on the Company, and the Board of Directors may determine to hold "say-on-pay" votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years, as required by the Dodd-Frank Act). However, our Board of Directors value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future "say-on-pay" votes. In the future, we will provide a "say-on-frequency" vote at least once every six years as required by the Dodd-Frank Act.

Stockholders may vote (which vote is nonbinding on the Board of Directors) on a frequency of the “say-on-pay” votes at every one, two or three years, or may abstain from voting. No voting recommendation from the Board of Directors is made for this proposal.

FINANCIAL STATEMENTS

Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 31, 2013 are contained in the 2013 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year’s Annual Meeting of Stockholders must do so in writing received by the Company on or before June 1, 2014. Any other stockholder proposals for the Company’s 2013 Annual Meeting of Stockholders must be received no later than July 21, 2014. The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc., Attention: Patty Townsend, CFO, Vice President  & Secretary, One Golden Flake Drive, Birmingham, Alabama 35205.

CODE OF CONDUCT AND ETHICS

Golden Enterprises has adopted a Code of Conduct and Ethics that applies to its directors, officers and employees and to all directors, officers and employees of Golden Flake Snack Foods, Inc.  The Code of Conduct and Ethics and any amendments thereto, are available on Golden Flake’s website at  www.goldenflake.com.  Any waiver from the Code of Conduct and Ethics for Directors and Officers also will be made available on Golden Flake’s website at www.goldenflake.com.

HOUSEHOLDING

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household Proxy Statements, delivering a single Proxy Statement to multiple stockholders sharing an address. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. If you would like to receive a separate copy of this Proxy Statement from us directly, please contact us by writing or telephone as follows:

Golden Enterprises, Inc.
One Golden Flake Drive
Birmingham, Alabama  35205
Attention: Patty Townsend, Chief Financial Officer
Telephone: (205) 323-6161

OTHER BUSINESS

It is not anticipated that there will be presented to the meeting any business other than the matters specifically set forth herein and management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors

Mark W. McCutcheon
Chairman

SCHEDULE 1

AUDIT COMMITTEE CHARTER

Amended and Restated
Charter of the Audit Committee of the Board of Directors
of Golden Enterprises, Inc.

I.	Audit Committee Purpose.

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities in the following areas:

1.
Monitoring the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance including the performance of the Company’s internal audit function.

2.	Monitoring the independence, qualification and performance of the Company’s independent auditors.

3.	Providing an avenue of communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company.  The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of such retained persons.  The Company shall provide appropriate funding, as determined by the Audit Committee, for the ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.

II.	Audit Committee Composition and Meetings.

Audit Committee members shall meet the qualifications, including the independence and experience requirements, of the NASDAQ listing standards and the rules and regulations of the SEC. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.  All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have the necessary accounting or related financial management expertise to meet the requirements of a “financial expert” as defined by the SEC.

Audit Committee members shall be appointed by the Board.  If an Audit Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  The Committee, at each meeting, shall meet with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed.  The Committee should communicate with management, the internal auditors and the independent auditors as, the circumstances dictate, to review the Company’s financial statements and significant findings based upon the independent auditors quarterly review procedures.  In addition, the Committee, at its discretion, shall meet, from time to time, with the independent auditors without the presence of management.

III.	Audit Committee Responsibilities and Duties.

Review Procedures

1.
Review the adequacy of this Charter at least annually.  Submit its recommendations regarding changes to the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.
Discuss the Company’s annual audited financial statements with management prior to filing or distribution, including significant issues regarding accounting and auditing principles, practices and judgments.

3.
In consultation with the management, the internal auditors and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.  Review significant findings prepared by the independent auditors and the internal auditors, together with management’s responses.

4.
Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

5.
Discuss disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Independent Auditors

6.
The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

7.
The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services.

8.
On an annual basis, the Audit Committee should review and discuss with the independent auditors: (a) all significant relationships they have with the Company that could impair the auditors’ independence, (b) all critical accounting policies and practices to be used, (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (d) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

9.
The Audit Committee shall ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

10.	Review the independent auditors’ audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

11.
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.  Discuss those matters required to be communicated to audit committees in accordance with Public Company Accounting Oversight Board Auditing Standard No. 16 (“AS 16”) and those matters required to be communicated to audit committees in accordance with SEC rules and regulations.

12.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

13.
Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor, subject to applicable de minimis exceptions for non-audit services.

Internal Auditors

14.	Review the appointment and replacement of the internal auditor.

15.	Review the significant reports to management prepared by the internal auditor and management’s responses.

16.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.

Legal Compliance

17.
On at least an annual basis, review with the Company’s counsel any legal matters that could have a material impact on the Company’s financial statements and with management any reports or inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

18.	Cause to be prepared the report to shareholders that is required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

19.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.	Review and approval or ratification of transactions with related persons.

21.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

22.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.	Limitation of Audit Committee’s Role.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.